LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made and entered into this 4th day of September, 2013, by and among NU-MED PLUS, INC., a Utah corporation (hereinafter referred to as the “Company”) and Robert Smart, an individual residing in the state of Utah, (hereinafter referred to as the “Lender”), on the following:

Premises

A.

Lender has engaged in preliminary discussions with the Company regarding providing interim financing to the Company through a promissory note due in six months.

B.

The Company is interested in borrowing money from Lender on a short term, six month, period.

C.

The Company and Lender want to set forth their understanding as to the terms and conditions of the loan by Lender to the Company.

Agreement

BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

ARTICLE I

LOAN

1.01

Loan.   Lender agrees to loan the Company and the Company agrees to borrow from Lender fifty thousand dollars ($50,000) pursuant to the terms and conditions of the promissory note, attached hereto as exhibit “A” (the “Note”).  Lender shall loan the Company twenty-five thousand dollars ($25,000) on September 3, 2013, and twenty-five thousand dollars ($25,000) on October 5, 2013, all under the terms and conditions of this Agreement and the Note.  The term of the loan shall be for a period of six months.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE COMPANY

As an inducement to, and to obtain the reliance of Lender in connection with the Note, the Company represents and warrants as follows:

2.01

Private Offering.    The Note has not been and will not be registered with the Securities and Exchange Commission (the “Commission”).  The Note shall be entered into in reliance on exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, and as such, will be deemed “restricted securities” limiting the Note’s ability to be transferred.

2.02

Approval of Agreement.   The Company has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including entering into the Note.  The board of directors of the Company has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby including entering into the Note.

2.03

Legal Right.  The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Company is a party or by which it is bound by any order, rule or regulation directed to the Company or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

2.04

Validly Executed.   The Note will be duly authorized, validly and legally entered into and be a binding obligation on the part of the Company.

2.05

Organization.    The Company has been duly organized and is now a validly existing corporation under the laws of the state of Utah lawfully qualified to conduct the business for which it was organized and which it proposes to conduct.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE LENDER

As an inducement to, and to obtain the reliance of the Company in connection with entering into the Note, Lender represents and warrants as follows:

3.01

Representations.   Lender is not relying on any representation or warranty of the Company, whatsoever, except those representations and warranties contained in this Agreement.

3.02

Standing and Authority of Lender.   Lender has all requisite power and authority to execute and deliver this Agreement, to perform Lender’s obligations hereunder and to consummate the transactions contemplated hereby.

3.03

Execution and Delivery; No Conflict.

(a)

This Agreement has been duly executed and delivered by the Lender and constitute the valid and binding obligation of Lender, enforceable against Lender in accordance with the terms herein, except as the same may be limited by:  (i) bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights; (ii) equitable principles; and (iii) public policies with respect to the enforcement of indemnification agreements.

(b)

The execution, delivery and performance of this Agreement by Lender and the consummation of the transactions contemplated hereby:  (i) have been duly and validly authorized by all necessary action on the part of Lender; and (ii) are not prohibited by, do not violate any provision of, and will not result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule regulation, judgment, decree, order, or other requirement of the United States or any state of the United States, or any court, authority, department, commission, board, bureau, agency, or instrumentality of either thereof in a manner which would have a material adverse effect on the Lender, or any material contract, indenture, agreement or commitment, to which the Lender is a party or bound.

3.04

Consents and Approvals.   The execution, delivery, and performance by Lender of this Agreement and the consummation by Lender of the transactions contemplated hereby do not require the Lender to obtain any consent, approval or action of, or give any notice to, any corporation, person, firm, or judicial authority except:  (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof; and (ii) those which the failure to obtain would have no material adverse effect on the transactions contemplated hereby.

3.05

Securities Representations.   Lender understands and agrees that the consummation of this Agreement including entering into the Note as contemplated hereby, constitutes the offer and sale of securities under the Securities Act.  Lender agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.  In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions Lender agrees that it will sign appropriate representations and warranties related to its suitability to invest in the Company, including an investment letter and suitability questionnaire which are contained in the “suitability letter” attached hereto as appendix “A.”   Lender understands that the Note has not been registered under the Securities Act and must be held indefinitely without any transfer, sale, or other disposition unless such shares are subsequently registered under the Securities Act or registration is not required under the Securities Act in reliance on an available exemption.  The Note to be received by the Lender under the terms of this Agreement will be acquired for the Lender’s own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities.  Lender agrees that he will refrain from transferring or otherwise disposing of the Note, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof.  Lender is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and has adequate means for providing for his current needs and possible personal contingencies and has no need now and anticipates no need in the foreseeable future to sell the Note or have it repaid prior to its maturity date.  Lender understands that Note is being entered into in reliance on specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of Lender’s representations, warranties, agreements, and understandings set forth herein to determine Lender’s suitability to loan the Company the funds and accept the Note.

3.06

Disclosure Information.  Lender believes he has received all the information Lender considers necessary or appropriate for deciding whether or not to lend the Company money.  Lender further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the loan.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Article 2 of this Agreement or the right of Lender to rely thereon.

3.07

Investment Experience.   Lender is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bare the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of loaning the Company money.

3.08

Acknowledgment.   Lender acknowledges that the Company has lost money, is expanding its operations into new product offerings which may not be successful, that the Company may not have the funds to pay the lender back the money loaned at the end of the Note period if the Company’s operations do not improve, that the Company’s operations are subject to the risks inherent in the establishment of new products, and that there can be no assurance that the Company will ever achieve profitability or that, if achieved, such profitability could be sustained.  Lender further acknowledges that a loan to the Company involves substantial risk and the potential loss of the funds being loaned. Lender acknowledges that additional shares are being issued to management for compensation and an additional note is being entered into which will provide conversion into shares of the Company’s common stock which could substantially dilute the current shareholders and potentially make it difficult for the Company to raise additional capital to be able to pay the Note off.  Additionally, Lender understands the Company will need to raise additional capital to pay off the Note when it matures.

3.08

Knowledge of Company.  Lender is aware, through his own extensive due diligence of all material information respecting the past, present and proposed business operations of the Company, including, but not limited to, its technology, its management, its financial position, or otherwise; understands that there is no “established trading market” for the Company’s Notes or common stock, that the Company is uncertain, at this time, whether there’re will be any future “established trading market” for the Company’s common stock.  Lender has conducted his own investigation of the risks and merits of an loan or investment in the Company, and to the extent desired, including, but not limited to a review of the Company’s books and records, financial statements and Lender has had the opportunity to discuss these documents with the directors and executive officers of the Company; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to his satisfaction.

ARTICLE IV

SPECIAL COVENANTS

4.01

Use of Funds.  All funds received will be used for general business purposes.

4.02

Access to Books and Records.   Until the closing date, the Company will afford to Lender and its authorized representatives full access to the properties, books, and records of the Company in order that Lender may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Company and will furnish the Lender with such additional financial and other information as to the business and properties of the Company as Lender shall from time to time reasonably request.

4.03

Private Offering.  The Company and Lender agree and understand that the consummation of this Agreement including the loan by Lender and execution of the Note as contemplated hereby, may constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  The Company and Lender agree such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)

In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations, including the “suitability letter” attached hereto as appendix “A” shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)

Lender acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of the loan or Note, and that this transaction involves certain risks, including the possible loss of all funds loaned.

(ii)

Lender has received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)

Lender has such knowledge and experience in business and financial matters that he is capable of evaluating each business.

(iv)

Lender has been provided with copies of all materials and information requested by Lender or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)

All information which Lender has provided to the Company or their representatives concerning his suitability and intent to loan the Company funds is complete, accurate, and correct.

(vi)

Lender has not offered or sold any securities of the Company or interest in this Agreement and has no present intention of dividing the Note to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such Note or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii)

Lender understand that the Note has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Note may, under certain circumstances, be inconsistent with this exemption and may make Lender an “underwriter,” within the meaning of the Securities Act.  It is understood that the definition of “underwriter” focuses upon the concept of “distribution” and that any subsequent disposition of the subject Note can only be effected in transactions which are not considered distributions.  Generally, the term "distribution" is considered synonymous with “public offering” or any other offer or sale involving general solicitation or general advertising.  Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets.  These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

(b)

In connection with the transaction contemplated by this Agreement, the Company and Lender shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Lender reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)

In order to more fully document reliance on the exemptions as provided herein, the Company and Lender shall execute and deliver to the other, at or prior to the closing, such further letters of representation, acknowledgment, suitability, or the like as the Company or Lender and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws including but not limited to an investment letter.

(d)

The Company and Lender acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

ARTICLE V

MISCELLANEOUS

5.01

Attorney's Fees.  In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

5.02

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have been merged into this Agreement.  This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

5.03

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.

5.04

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

5.05

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

5.06

Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the Company and Lender and their successors.  Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

5.07

Severability.  Every provision of this Agreement is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

5.08

Captions.  The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

5.09

Applicable Law.  The Company and Lender hereby agree that this Agreement shall be governed by and construed and enforced under and in accordance with the laws of the State of Utah.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

THE COMPANY:

THE LENDER:

NU-MED PLUS, INC.

Robert Smart

a Utah corporation

By: /s/Jeffrey L. Robins

/s/ Robert Smart

     A Duly Authorized Officer

Appendix A

SUITABILITY LETTER

TO:

NU-MED PLUS, INC.

I make the following representations with the intent that they may be relied on by NU-MED PLUS, INC. (the "Company").

1.

I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

2.

I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except the following:

3.

I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4.

The undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5.

I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6.

Instructions:  Complete either (a) or (b) below, as applicable:

(a)      FOR ACCREDITED INVESTORS.  I confirm that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)

Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐

Yes

☐

No

(ii)

Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

☐

Yes

☐

No

(iii)

Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐

Yes

☐

No

(iv)

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Yes

☐

No

(v)

Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000, excluding the value of the primary residence of such person;

☒

Yes

☐

No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities.

(vi)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Yes

☐

No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

☐

Yes

☐

No

(viii)

Any entity in which all of the equity owners are accredited investors.

☐

Yes

☐

No

(b)

FOR NONACCREDITED INVESTORS.  I am not an accredited investor.

 The following information is being provided here in lieu of furnishing a personal financial statement.

(i)

My net worth excluding principal residence, furnishings, and automobiles is at least _____ times the total investment I intend to make in the Company;

(ii)

My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

☐

Yes

☐

No

(iii)

Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

☐

Yes

☐   No

7.

I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.

I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future.  I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.

I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10.

I will hold title to my interest as follows:

☐

Community Property

☐

Separate Property

☐

Joint Tenants, with Right of

☐

Tenants in Common

Survivorship

☐

Other (Single Person, Trust, Etc., Please Indicate.)

11.

I am a bona fide citizen of Japan and maintain my full time domicile in Japan.  The address below is my true and correct principal residence.

DATED this 4th day of September, 2013.

Name (Please Print)

Name of Joint Subscriber, If Any

Signature

Signature

Street Address

Street Address

City, State, and Zip Code

City, State, and Zip Code

Date:   September 4, 2013

          Amount: $50,000 (U.S.)

NU-MED PLUS, INC.

PROMISSORY NOTE

BEARING INTEREST AT 8% PER ANNUM

______________________________________________________________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO-ACTION" OR INTERPRETIVE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

______________________________________________________________________________

NU-MED PLUS, INC., a corporation duly organized and existing under the laws of the State of Utah (hereinafter referred to as the "Company"), for value received, hereby promises to pay to Robert Smart, the registered holder hereof, the principal sum of Fifty Thousand, United States Dollars (U.S. $50,000) six (6) months from date, upon presentation and surrender of this promissory note (the "Note") at the offices of the Company, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, until the principal hereof is paid or made available for payment as herein provided.

This Note is subject to the following further terms and material provisions:

1.

Term and Interest.  The date of maturity of the Note shall be six (6) months from the date of issuance, subject to prepayment as set forth in paragraph 2 hereof.  The Note shall bear simple interest at the rate of eight percent (8%) per annum.  As the funds are being delivered to the Company in two tranches of twenty-five thousand dollars ($25,000) each, interest will be calculated only on the money received by the Company during the period so that for the first month, interest will be based on the first twenty-five thousand dollar ($25,000) tranche and for the second month forward on the entire fifty thousand dollars ($50,000).  The principal on the Note is payable on the maturity date, subject to prepayment as set forth in paragraph 2 hereof, and will be paid at the office of the Company, maintained for such purposes, to the registered holder of the Note on the books and records of the Company. Accrued interest on the Note will be payable at maturity of the Note, and will be paid at the office of the Company, maintained for such purposes, to the registered holder of the Note on the books and records of the Company.

2.

Prepayment.  This Note is subject to prepayment, in whole or in part, at the election of the Company at any time, upon not less than 10 days’ notice.  Prepayment shall be effected by paying the amount equal to the outstanding principal amount of the Note and accrued interest at the date of prepayment.  On the date fixed for prepayment by the Company, the amount of principal shall be paid in cash or certified funds.  Any Note which is prepaid only in part shall be presented for notation thereon by the Company of such partial prepayment.  If less than all the Note principal amount and interest is to be prepaid, notice of the proposed prepayment shall be sent to the registered holder of the Note and such prepayment shall be made.

3.

Satisfaction and Discharge of Note.  This Note shall cease to be of further effect (except as to any surviving rights of transfer, or exchange of Notes herein expressly provided for) when:

(a)

The Company has paid or caused to be paid all sums payable hereunder by the Company, including all principal and interest amounts under the Note or the conversion of the Note as provided herein; and

(b)

All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been met.

4.

Events of Default.  "Events of Default," when used herein, whatever the reason for such event of default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or government body or be caused by the provisions of any paragraph herein means any one of the following events:

(a)

Default in the payment of the principal of the Note, when due, whether at maturity, or otherwise; or

(b)

Default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 30 days after there has been given to the Company by registered or certified mail, by the holders of a majority in principal amount of the outstanding Note, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

(c)

The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuation of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

(d)

The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or

(e)

The consent by the Company to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property), or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

5.

Acceleration of Maturity.  If an event of default occurs and is continuing then, in every such case, the holder of a majority in principal amount of the outstanding Notes, may declare the principal of the Notes to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable.  At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the holders, the holders of a majority of the principal of the outstanding Notes, by written notice to the Company, may rescind and annul such declaration and its consequences, if all events of default, other than the nonpayment of the principal of the Notes which has become due solely by such acceleration, has been cured or waived.  No such recession shall affect any subsequent default or impair any right contingent thereon.

6.

Suits for Enforcement.  If an event of default occurs and is continuing, the holder of a majority in principal amount of the outstanding Note may, in their discretion, proceed to protect and enforce their rights by such appropriate judicial proceedings as the holders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement under this Note or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

7.

Limitation on Suits.  No holder of any Note shall have any right to institute any proceedings, judicial or otherwise, with respect to this Note, or for the appointment of a receiver or trustee, or for any remedy hereunder, unless such holder has previously given written notice to the Company of a continuing event of default as provided above; it being understood and intended that no one or more holders of this Note shall have any right in any manner whatever by virtue of, or by availing of, any provisions of this Note to effect, disturb or prejudice the right of any other holders of Notes, or to obtain or to seek to obtain priority or preference over any other holders or to enforce any right under this Note, except in the manner herein provided and for the equal and ratable benefit of all the holders of the Note.

8.

Acts of Holders.  Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Note to be given or taken by the holder hereof or by the holders of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by their agent or attorney-in-fact, duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Company in the manner provided for giving notices herein.  Such instrument or instruments, and the action embodied therein or evidenced thereby, are herein sometimes referred to as the “act” of the holders signing such instrument or instruments.  Proof of execution of any such instrument or of writing appointing any such agent shall be sufficient for any purpose of this Note if the fact and date of execution by any person of any purpose of the Note if the fact and date of execution by any person of any such instrument or writing is verified by the affidavit of a witness of such execution or by the request, demand, authorization, direction, notice, consent, waiver, or other action by the holder of this Note shall bind every Note holder of the same Note and the holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by any person in reliance thereon, whether or not notation of such action is made upon such Note.

9.

Notices to Holders; Waiver.  Where this Note provides for notice to holders of any event, such notice shall be sufficiently given if in writing and sent by courier providing for delivery within 72 hours or mailed, registered, postage prepaid, to each holder affected by such event, at his address as it appears in the Note register maintained by the Company, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  Where the Note provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the holder of this Note in the manner for giving notices set forth herein), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  Where this Note provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, any such waiver shall be equivalent of such notice.

10.

Restrictions.  The holder of this Note, by acceptance hereof, represents and warrants as follows:

(a)

The Note is being acquired for the holder's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or any interest therein without registration or other compliance under the Securities Act and applicable state securities laws, and the holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

(b)

The holder hereof has been advised and understands that the Note has not been registered under the Securities Act and the Note must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation to register the Note under the Securities Act; in the absence of such registration, sale of the Note may be impracticable; the Company will maintain stop-transfer orders against registration of transfer of the Note.  The Company may refuse to transfer the Note unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a "no-action" or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note if any set forth herein.  The Company may also refuse to transfer the Note if any circumstance is present reasonably indicating that the transferee's representations are not accurate.

11.

Severability.  In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.

Governing Law.  This Note shall be governed by and construed and interpreted in accordance with the laws of the State of Utah.

13.

Legal Holidays.  In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note) the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

14.

Delay or Omission; No Waiver.  No delay or omission of any holder of the Note to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or constitute a waiver of any such event or default or any acquiescence therein.  Every right or remedy given hereby or by law may be from time to time, and as often as may be deemed expedient.

15.

Miscellaneous.  This Note is subject to the following additional terms and conditions:

(a)

If this Note is placed with any attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the registered holder hereof, because of any default in the terms and conditions herein, then in either event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by the registered holder hereof in so doing.

(b)

None of the rights and remedies of the registered holder hereof shall be waived or affected by failure or delay to exercise them.  All remedies conferred on the registered holder of this Note shall be cumulated and none is exclusive.  Such remedies may be exercised concurrently or consecutively at the registered holder's option.

(c)

This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 10 hereof.

(d)

The makers, guarantors, and endorsers hereof severally waive presentment for payment, protest, and notice of protest, and of nonpayment of this Note.

DATED effective as of the 4th day of September, 2013.

NU-MED PLUS, INC.

By: /s/ Jeffrey L. Robins

       Its Duly Authorized Officer